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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                    FORM 8-K


                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) December 6, 2002

                               PRIME RETAIL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Maryland                         0-23616                38-2559212
-------------------------------    ---------------------- ----------------------
(State or other jurisdiction of    (Commission File No.)   (I.R.S. Employer
incorporation or organization)                              Identification No.)


         100 East Pratt Street
            Nineteenth Floor
           Baltimore, Maryland                                21202
----------------------------------------           -----------------------------
(Address of principal executive offices)                    (Zip Code)


                                 (410) 234-0782
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              (Registrant's telephone number, including area code)

                                    No Change
--------------------------------------------------------------------------------
(Former name, former address, or former fiscal year, if changed since last report)



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
                               PRIME RETAIL, INC.


ITEM 2: Acquisition or Disposition of Assets

On December 6, 2002, Prime Retail, Inc. (the "Company", "we", "us" or "our") completed two separate transactions involving the sale of three outlet centers for aggregate cash consideration of $132.5 million.

The first transaction involved the sale of two outlet centers (collectively, the "Colorado Properties") located in Castle Rock, Colorado and Loveland, Colorado, which contain an aggregate of 808,000 square feet of gross leasable area ("GLA"). The Colorado Properties were sold for cash consideration of $96.0 million. The net proceeds from the sale of the Colorado Properties were $12.4 million, after (i) required defeasance of mortgage indebtedness, (ii) payment of closing costs and expenses and (iii) release of certain escrowed funds. The Colorado Properties were part of a collateral package of fifteen properties that secured a non-recourse mortgage loan (the "Mega Deal Loan"). The Mega Deal Loan has an interest rate of 7.782% and is scheduled to mature on November 11, 2003.

The second transaction involved the sale of Prime Outlets of Puerto Rico (the "Puerto Rico Property"), an outlet center located in Barceloneta, Puerto Rico consisting of 176,000 square feet of GLA. The Puerto Rico Property was sold to PR Barceloneta, LLC for cash consideration of $36.5 million. The net proceeds from the sale were approximately $13.9 million, after (i) repayment in full of $19.2 million of existing first mortgage indebtedness on the Puerto Rico Property, (ii) payment of closing costs and fees, (iii) establishment of certain escrows at closing and (iv) release of certain escrowed funds. We will continue to manage, market and lease the Puerto Rico Property pursuant to a management agreement with the new owner.

In connection with the sale of the Colorado Properties, $74.8 million of the sales proceeds were used to partially defease the Mega Deal Loan, reducing the outstanding principal balance of the Mega Deal Loan to $264.1 million. We used the net proceeds from these sales transactions and cash from operations to repay in full the remaining $30.2 million principal outstanding on a mezzanine loan (the "Mezzanine Loan") obtained in December 2000 in the original amount of $90.0 million. The Mezzanine Loan bore interest at 19.75% and was scheduled to mature in September 2003.

On December 6, 2002, we issued a Press Release announcing the sales transactions described above. A copy of such Press Release, which is hereby incorporated into this filing in its entirety, is attached to this Form 8-K as Exhibit 99.1.

On December 16, 2002, we issued a Press Release announcing we repaid the Mezzanine Loan in full. A copy of such Press Release, which is hereby incorporated into this filing in its entirety, is attached to this Form 8-K as
Exhibit 99.2.

                               PRIME RETAIL, INC.


ITEM 7: Financial Statements and Exhibits

A. Financial Statements:

None

B. Pro Forma Financial Information:

The following presents Unaudited Pro Forma Condensed Consolidated Financial Statements as of September 30, 2002 and for the nine months ended September 30, 2002 for Prime Retail, Inc. The pro forma financial information reflects the elimination of the historical operating results of the Colorado Properties and the Puerto Rico Property for the nine months ended September 30, 2002 and the elimination of the historical balances of the Colorado Properties and the Puerto Rico Property as of September 30, 2002. The Colorado Properties and the Puerto Rico Property were sold on December 6, 2002. No additional adjustments have been made to reflect the required partial defeasance of the Mega Deal Loan or the repayment in full of the Mezzanine Loan. The pro forma financial information is presented for illustrative purposes only and are not necessarily indicative of what our actual results of operations would have been if the sales transactions had occurred on January 1, 2002, nor do they purport to represent our future results of operations. The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with our annual report on Form 10-K for the year ended December 31, 2001 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.



       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                  For the Nine Months Ended September 30, 2002
               (in thousands, except per common share information)


                                                                                 Less:
                                                                    ----------------------------------            Pro Forma
                                            Consolidated              Colorado           Puerto Rico            Consolidated
                                           Prime Retail, Inc.(1)    Properties(2)        Property(3)          Prime Retail, Inc.
                                           ---------------------    -------------       --------------      -------------------
Total revenues                                     $  114,552             $ (13,414)          $      -            $ 101,138
Total expenses                                        211,477               (10,643)                 -              200,834
                                                   ----------             ---------           --------            ---------
Loss before loss on sale of real estate               (96,925)               (2,771)                 -              (99,696)
Loss on sale of real estate                              (703)                    -                  -                 (703)
                                                   ----------             ---------           --------            ---------
Loss from continuing operations                       (97,628)               (2,771)                 -             (100,399)
Discontinued operations                               (14,383)                    -             14,391                    8
                                                   ----------             ---------           --------            ---------
Net loss                                             (112,011)               (2,771)            14,391             (100,391)
Income allocated to preferred shareholders            (17,004)                    -                  -              (17,004)
                                                   ----------             ---------           --------            ---------
Net loss applicable to common shareholders         $ (129,015)            $  (2,771)          $ 14,391            $(117,395)
                                                   ==========             =========           ========            =========

Basic and diluted earnings per common share:
Loss from continuing operations                    $    (2.63)                                                    $   (2.69)
Discontinued operations                                 (0.33)                                                            -
                                                   ----------                                                     ---------
Net loss                                           $    (2.96)                                                    $   (2.69)
                                                   ==========                                                     =========

Weighted-average common shares
  outstanding - basic and diluted                      43,578                                                        43,578
                                                   ==========                                                     =========

See accompanying notes.

            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                            As of September 30, 2002
                                 (in thousands)

                                                                                            Less:
                                                                               ------------------------------        Pro Forma
                                                            Consolidated          Colorado        Puerto Rico       Consolidated
                                                        Prime Retail, Inc.     (Properties(2)     Property(3)     Prime Retail, Inc.
                                                        ------------------     --------------     -----------     ------------------
Assets
Investment in rental property, net                            $ 728,370          $ (84,178)                          $ 644,192
Cash and cash equivalents                                         6,039               (389)        $    (509)            5,141
Restricted cash                                                  36,764             (1,000)             (995)           34,769
Accounts receivable, net                                          2,916                 79              (506)            2,489
Deferred charges, net                                             5,571               (701)                              4,870
Assets held for sale                                             33,022                              (31,495)            1,527
Investments in partnerships                                      33,151                                                 33,151
Other assets                                                      5,276               (121)              (92)            5,063
                                                              ---------          ---------         ---------         ---------
     Total assets                                             $ 851,109          $ (86,310)        $ (33,597)        $ 731,202
                                                              =========          =========         =========         =========

Liabilities and Shareholders' Equity
Total debt                                                    $ 666,062          $ (56,048)        $ (19,371)        $ 590,643
Accrued interest                                                  4,449               (244)              (86)            4,119
Real estate taxes payable                                         8,777             (1,940)               52             6,889
Accounts payable and other liabilities                           25,905                (59)             (608)           25,238
                                                              ---------          ---------         ---------         ---------
  Total liabilities                                             705,193            (58,291)          (20,013)          626,889
Minority interests                                                1,487                                                  1,487
Total shareholders' equity                                      144,429            (28,019)          (13,584)          102,826
                                                              ---------          ---------         ---------         ---------
      Total liabilities and shareholders' equity              $ 851,109          $ (86,310)        $ (33,597)        $ 731,202
                                                              =========          =========         =========         =========

See accompanying notes.



    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
                                 (in thousands)


(1) -    Represents  historical  unaudited   condensed   consolidated  financial
         information of Prime Retail, Inc. See our Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 for additional information.

(2) - Represents the elimination of the historical operating results or balances of the Colorado Properties that were sold on December 6, 2002. In connection with the sale of the Colorado Properties, we were required to use $74,764 of the sales proceeds to partially defease the Mega Deal Loan. The historically allocated debt for the Colorado Properties as of September 30, 2002 was $56,048. Total expenses for the Colorado Properties includes $3,484 of interest expense on such allocated debt. The Mega Deal Loan bears interest at 7.782%.

(3) - Represents the elimination of the historical operating results or balances of the Puerto Rico Property that was sold on December 6, 2002. In accordance with the requirements of Statement of Financial Accounting Standard No. 144, "Accounting for Impairment or Disposal of Long-Lived Assets," the operating results of the Puerto Rico property are classified as discontinued operations in the unaudited condensed consolidated statement of operations for Prime Retail, Inc. Total revenues and expenses for the Puerto Rico Property were $4,552 and $18,943, respectively, for the nine months ended September 30, 2002. Included in total expenses is a non-recurring provision for asset impairment of $15,557 related to the write-down of the carrying value of the Puerto Rico Property to its estimated net realizable value based on the terms of the sales agreement. As of September 30, 2002, such net realizable value was classified as assets held for sale in the unaudited condensed consolidated balance sheet of Prime Retail, Inc.

C.       Exhibits in accordance with the provisions of Item 601 of Regulation
         S-K:

         Number   Description

         99.1     Press  Release  issued  by  the  Company  on  December 6, 2002 regarding completion of sale of three outlet centers.
         99.2     Press  Release  issued  by  the  Company  on December 16, 2002 regarding the repayment of a mezzanine loan in full.

                               PRIME RETAIL, INC.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PRIME RETAIL, INC.
                                       ------------------
                                       (Registrant)


Date: December 19, 2002                By: /s/ Robert A. Brvenik
                                       -------------------------
                                       Name: Robert A. Brvenik
                                       Title: President, Chief Financial Officer
                                       and Treasurer